CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT
                    AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Multi-Portfolio Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 8, 2005                     /s/ George R. Aylward
       ----------------------       -------------------------------------------
                                    George R. Aylward, Executive Vice President
                                    (principal executive officer)


I,  Nancy  G.   Curtiss,   Treasurer  of  Phoenix   Multi-Portfolio   Fund  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 8, 2005                     /s/ Nancy G. Curtiss
       ----------------------       -------------------------------------------
                                    Nancy G. Curtiss, Treasurer
                                    (principal financial officer)